SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities and Exchange Act of 1934
(Amendment No.      )

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    [   ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Meridian Diagnostics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MERIDIAN DIAGNOSTICS, INC. dba MERIDIAN BIOSCIENCE, INC.
3471 River Hills Drive
Cincinnati, Ohio 45244

Notice of Annual Meeting
and Proxy Statement

Dear Shareholder:

Our annual shareholders’ meeting will be held at 3:00 p.m. on January 23, 2001 at The Phoenix, 812 Race Street, Cincinnati, Ohio. We hope you will attend. At the meeting, you will hear a report on our operations and have a chance to meet your directors and executives.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director candidates.

We want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

Sincerely yours,

/s/ William J. Motto

William J. Motto
Chairman of the Board

December 19, 2000

NOTICE OF ANNUAL MEETING

OF

SHAREHOLDERS OF MERIDIAN DIAGNOSTICS, INC. dba MERIDIAN BIOSCIENCE, INC.

Time:

                  3:00 p.m., Eastern Time

Date:

                  January 23, 2001

Place:

                  The Phoenix
                  812 Race Street
                  Cincinnati, Ohio

Purpose:

  Elect directors
  Approve company name change
  Amend to 1996 Stock Option Plan [Attached hereto for SEC purposes only pursuant to Regulation 14a-101 Item 10 Instruction 3]
  Ratify appointment of Arthur Andersen LLP as the Company's independent public accountants for fiscal year 2001
  Conduct other business if properly raised

Only shareholders of record on December 1, 2000 may vote at the meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is December 20, 2000.

Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.

/s/ Melissa Lueke

Melissa Lueke
Acting Secretary
December 19, 2000

GENERAL INFORMATION GENERAL INFORMATION

Who may vote

Shareholders of Meridian, as recorded in our stock register on December 1, 2000, may vote at the meeting. As of that date, Meridian had 14,590,095 shares of Common Stock outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

Meridian’s Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director candidates, in favor of the company name change, in favor of amending the 1996 Stock Option Plan and in favor of the ratification of Arthur Andersen LLP as the Company’s independent public accountants for fiscal year 2001.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card. You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

Revoking a proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying Meridian’s Secretary in writing at the address under “Questions?” on page 12.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The six director candidates receiving the most votes will be elected to fill the seats on the Board.

Approval of the company name change requires the affirmative vote of the holders of two-thirds of the issued and outstanding common shares. Accordingly, abstentions from voting and broker non-votes will have the effect of a vote against this proposal. Approval of the amendment to the 1996 Stock Option Plan to increase the authorized number of shares for issuance and ratification of appointment of accountants requires the favorable vote of a majority of the votes cast. Only votes for or against these proposals count.

Other Matters

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Board has nominated the director candidates named below.

The Board of Directors oversees the management of the Company on your behalf. The Board reviews Meridian’s long-term strategic plans and exercises direct decision-making authority in key areas, such as choosing the Chief Executive Officer, setting the scope of his authority to manage the Company’s business day to day, and evaluating management’s performance.

The Board is nominating for election all of the following current directors: James A. Buzard, John A. Kraeutler, Gary P. Kreider, William J. Motto, David C. Phillips, and Robert J. Ready. Mr. Phillips was appointed to the Board in October 2000.

Proxies solicited by the Board will be voted for the election of these nominees. All directors elected at the Annual Meeting will be elected to hold office until the next annual meeting. In voting to elect directors, shareholders are entitled to cumulate their votes and to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or to distribute their votes on the same principle among as many candidates as the shareholder sees fit. In order to invoke cumulative voting, notice of cumulative voting must be given in writing by a shareholder to the President, a Vice President or the Secretary of Meridian not less than 48 hours prior to the Annual Meeting. The proxies solicited include discretionary authority to cumulate their votes.

Four of our six nominees are not Meridian employees. Only non-employee directors serve on Meridian’s Audit and Compensation committees. All Meridian directors are elected for one-year terms. Personal information on each of our nominees is given below.

Board meetings last year: 5
Actions in writing last year: 1

If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

Nominees receiving the highest number of votes cast for the positions to be filled will be elected.

The Board recommends you vote FOR each of the following candidates:
James A. Buzard, Ph.D.                   James A. Buzard, Ph.D. serves as Chairman of the Compensation Committee.
Age 73                                   From March 1981 until December 1989, he was Executive Vice President of
Director since 1990                      Merrell Dow Pharmaceuticals Inc.  From December 1989 until his retirement in February 1990, he was Vice President of Marion Merrell Dow, Inc.  He
                                         has been a business consultant since February 1990.
---------------------------------------- ---------------------------------------------------------------------------

John A. Kraeutler                        John A. Kraeutler has more than 20 years of experience in the medical
Age 52                                   diagnostics industry and joined the Company as Executive Vice President
Director since 1997                      and Chief Operating Officer in January 1992.  In July 1992, Mr. Kraeutler
                                         was named President of the Company.  Before joining Meridian, Mr.
                                         Kraeutler served as Vice President, General Manager for a division of
                                         Carter-Wallace, Inc.  Prior to that, he held key marketing and technical positions with Becton, Dickinson and Company and Organon, Inc.
---------------------------------------- ---------------------------------------------------------------------------

Gary P. Kreider, Esq.                    Gary P. Kreider has been a Senior Partner of the Cincinnati law firm of
Age 62                                   Keating, Muething & Klekamp, P.L.L., counsel to the Company, since 1975.
Director since 1991                      He is also an Adjunct Professor of Law in securities at the University of
                                         Cincinnati College of Law.
---------------------------------------- ---------------------------------------------------------------------------

William J. Motto                         William J. Motto has more than 25 years of experience in the
Age 59                                   pharmaceutical and diagnostics products industries, is a founder of the
Director since 1977                      Company and has been Chairman of the Board since 1977.  Before forming the Company, Mr. Motto served in various capacities for Wampole
                                         Laboratories, Inc., Marion Laboratories, Inc. and Analytab Products,
                                         Inc., a division of American Home Products Corp.
---------------------------------------- ---------------------------------------------------------------------------
David C. Phillips                        David C. Phillips spent 32 years with Arthur Andersen LLP.  His service
Age 62                                   with this firm included several managing partner leadership positions.
Director since October 2000              After retiring from Arthur Andersen in 1994, Mr. Phillips became Chief
                                         Executive Officer of Downtown Cincinnati, Inc., which is responsible for economic revitalization of Downtown Cincinnati.  Mr. Phillips retired from DCI in 1999 to devote full time to Cincinnati Works, Inc., an organization dedicated to reducing the number of people living below the poverty level by assisting them to strive towards self-sufficiency through work.
---------------------------------------- ---------------------------------------------------------------------------
Robert J. Ready                          Robert J. Ready serves as Chairman of the Audit Committee.  In 1976, Mr.
Age 60                                   Ready founded LSI Industries, Inc., Cincinnati, Ohio, which engineers,
Director since 1986                      manufactures and markets commercial/industrial lighting and graphics products, and has served as its President and Chairman of its Board of
                                         Directors since that time.

---------------------------------------------------------------------------------------------------------------------------------------

COMPANY NAME CHANGE

(Item 2 on the Proxy Card)

You are being asked to approve an amendment to The Company’s Articles of Incorporation that will change the Company’s official name to Meridian Bioscience, Inc. from Meridian Diagnostics, Inc. To accomplish this name change, the Board proposes to amend the first Article of the Articles of Incorporation to read as follows:

FIRST: The name of the Corporation is Meridian Bioscience, Inc.

The Board believes that the corporate name Meridian Bioscience, Inc. better reflects the Company’s expanding capabilities in bioscience, research reagent development and other services that will enable the discovery and realization of new pharmaceuticals, vaccines and diagnostics. In addition, the Company’s Nasdaq trading symbol will be changed from KITS to VIVO in the near future. The symbol KITS has served well, however, it is now far too limiting in suggesting Meridian is only a diagnostic test kit company. VIVO suggests life and indeed Meridian will be engaged in a broad range of life science business opportunities in the future, including diagnostics.

It will not be necessary for you to surrender your share certificates upon approval of the proposed name change. Rather, when share certificates are presented for transfer, new share certificates bearing the name Meridian Bioscience, Inc. will be issued. Adoption of the proposed amendment to the Articles of Incorporation requires the affirmative vote of the holders of two-thirds of the issued and outstanding common shares. Accordingly, abstentions from voting and broker non-votes will have the effect of a vote against the proposed amendment. The Board recommends a vote FOR the proposed amendment.

APPROVAL OF AMENDING AND RESTATING THE COMPANY’S 1996 STOCK OPTION PLAN

(Item 3 on the Proxy Card)

The Board is recommending that the Company’s 1996 Amended and Restated Stock Option Plan be amended to provide 500,000 additional shares available for issuance. This plan was adopted at the 1997 Annual Shareholder’s Meeting. It was amended and restated at the 1999 Annual Shareholders Meeting to, among other things, increase the number of shares available for issuance from 200,000 to 700,000. With the continued growth of the Company and the passage of time, nearly all of the 700,000 shares provided by the Plan have been subjected to options. The Board considers it advisable to have an additional 500,000 shares available for issuance in order to provide awards that are designed to attract and retain key employees. If approved, this amendment would increase the maximum available shares from 700,000 to 1,200,000. The closing sale price for Meridian on Nasdaq on December ___, 2000 was $_____ per share.

A committee established by the Board administers the Plan. The Committee evaluates the duties of employees and their present and potential contributions to the Company and such other factors as it deems relevant in determining key persons to whom options will be granted and the number of shares covered by such grants. All employees of the Company are eligible to be considered by the Committee for the grant of options.

The Plan provides that all options are to be granted with exercise prices of not less than 95% of the last closing sale price of the Common Stock reported prior to the date of grant. Options may be granted for varying periods of up to ten years. Options may be granted either as Incentive Stock Options designed to provide certain tax benefits under the Internal Revenue Code or as Non-Qualified Options without such benefits. However, persons who beneficially own 10% or more of the Company’s outstanding Common Stock may not be granted incentive options for terms exceeding five years and the exercise prices of such options must be at least 110% of market value at the time of grant.

The right to exercise options vests according to a schedule determined at the time of grant which generally is at the rate of 25% per year commencing on the first anniversary of the date of grant, with this right to exercise cumulative to the extent not utilized in prior periods. Options granted under the Plan will not become exercisable until one year from the date of grant. The committee is empowered to grant options with different vesting provisions. Options may be exercised for cash or for the Company common stock at its fair market value. If the employment of a person holding an option is terminated for any reason other than death, total permanent disability or retirement, the option terminates.

Persons who receive options incur no federal income tax liability at the time of grant.

Persons exercising Non-Qualified Options recognize taxable income and the Company has a tax deduction at the time of exercise to extent of the difference between market price on the day of exercise and the exercise price.

Persons exercising Incentive Stock Options do not recognize taxable income until they sell the stock. Sales within two years of the date of grant or one year of the date of exercise result in taxable income to the holder and a deduction for the Company, both measured by the difference between the market price at the time of sale and the exercise price. Sales after such period are treated as capital transactions to the holder and the Company receives no deduction.

The affirmative vote of a majority of votes cast at the meeting also is required to approve the adoption of this proposal.

RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

(Item 4 on the Proxy Card)

Although not required, the Board is seeking shareholder ratification of its selection of Arthur Andersen LLP as the Company’s independent public accountants for fiscal 2001. The affirmative vote of a majority of shares voting at the meeting is required for ratification. If ratification is not obtained, the Board intends to continue the employment of Arthur Andersen LLP at least through fiscal 2001. Representatives of Arthur Andersen LLP are expected to be present at the Shareholders’ Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

DIRECTOR COMPENSATION

Non-employee directors of Meridian receive $12,000 per year for serving as a director and as members of committees of the Board. They also receive $1,000 for each director or committee meeting attended, except if a committee meeting occurs on the same day as a directors’ meeting and then the committee meeting fee is $800. They receive $500 for each director or committee meeting held by telephone. Committee chairmen receive an additional $500 for each committee meeting held. Each non-employee director is also granted a non-qualified option to purchase 2,317 shares of Common Stock at the time of election or re-election to the Board of Directors, with the exercise price being the closing sale price on Nasdaq reported immediately prior to the date of grant. Directors who are employees of Meridian are not separately compensated for serving as directors.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. The Board of Directors does not have a nominating committee or executive committee.

The Audit Committee is responsible for reviewing the Company’s internal accounting operations. It also recommends the employment of independent accountants and reviews the relationship between the Company and its outside accountants. The Audit Committee’s charter is included herein as Appendix I.

Meetings last year: 5
Actions in writing last year: 0

REPORT OF THE AUDIT COMMITEE

Meridian's Audit Committee is composed of Messrs. Ready (Chairman), Buzard and Kreider. All of the members of the Committee meet the NASD standards for independence and financial literacy.

In November 1999, the Committee adopted the Audit Committee Charter, which is attached to this Proxy Statement as Appendix I. The Charter outlines the activities and responsibilities of the Committee.

In November 1999, the Committee reviewed with representatives of Arthur Andersen LLP (“Arthur Andersen”) the results of the audit of the Company’s financial statements that had been completed by the independent public accountants for fiscal 1999. The Arthur Andersen representatives presented a report to the Committee in compliance with Statement on Auditing Standards No. 61, as amended. At that meeting, Arthur Andersen presented a letter affirming its independent status as accountants as required by Independence Standards Board Standard No. 1. The Committee discussed this information with Arthur Andersen. The Committee recommended that the Company retain Arthur Andersen as the Company’s independent public accountants for fiscal 2000.

In August 2000, the Committee met with representatives of Arthur Andersen and the Company’s internal accountants and reviewed with them the outline of the audit for fiscal 2000. The Committee also discussed the fee arrangements with Arthur Andersen and areas that warranted particular concentration on the audit. At that meeting, the Committee also discussed its Charter and its implementation and reviewed its requirements with the representatives of Arthur Andersen and Meridian’s internal accounting staff. In addition, the Committee recommended the engagement of Arthur Andersen as the Company’s independent public accountants for fiscal 2001. They also discussed with the Arthur Andersen representatives, without the presence of the Company’s accountants or other members of management, the adequacy of the Company’s accounting functions, personnel and other matters related to the Company’s financial reporting procedures.

At its meeting in November 2000, the Committee reviewed with management, Arthur Andersen and the Company’s accounting officers the results of the audit for fiscal 2000, including the audited financial statements. The Arthur Andersen representatives presented a report to the Committee in compliance with Statement on Auditing Standards No. 61, as amended. The Committee reviewed the requirements of its Charter previously adopted and the reports that were required to be disclosed by the Committee in this Proxy Statement. The Arthur Andersen representatives reviewed with the Committee written disclosures required by the Independence Standards Board Standard No. 1 regarding independence of the public accountants and presented a letter regarding that matter to the Committee.

Relying upon the discussions and reviews described above, the Committee recommended to the Board of Directors that the audited financial statements of Meridian be included in its Annual Report on Form 10-K for the year ended September 30, 2000 for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee

Robert J. Ready (Chairman)
James A. Buzard
Gary P. Kreider

The Compensation Committee is responsible for establishing compensation for management and administering the Company’s stock option plans.

Meetings last year: 4
Actions in writing last year: 2

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Report of the Compensation Committee

Meridian’s Compensation Committee is composed of Messrs. Buzard (Chairman), Kreider and Ready. The Compensation Committee is responsible for establishing compensation for executive officers, establishing salary levels and bonus plans, making bonus awards and otherwise dealing in all matters concerning compensation of the executive officers and awarding stock options for all employees.

At its meeting in August 1999, the Committee set the salaries for the executive officers for fiscal 2000 as shown in the Summary Compensation Table. The Committee had available to it in establishing executive salaries the recommendations of management with respect to overall staff level compensation for the coming fiscal year for the Company, as well as a summary of studies supplied to the Committee by Meridian personnel and members of the Committee. The Committee took into account these considerations plus the financial performance of the Company during fiscal 1999 in establishing salary levels. It determined the compensation for the Chief Executive Officer in the same manner it did for its other executive officers. The Committee also recommended that Meridian’s bonus plan covering fiscal 2000 be amended by adding an additional earnings target level, which would provide for additional bonus compensation should those target levels be met. The Committee met without the Company’s management in making its decisions. At its meeting in November 1999, the Committee awarded stock options pursuant to the Company’s Stock Option Plan to various employees including the stock options to executive officers listed elsewhere in this Proxy Statement.

At its meeting in November 2000, the Committee reviewed Meridian’s financial results against the terms of the bonus plan established for fiscal 2000 and confirmed management’s recommendations as to the earnings targets reached as set forth in the plan. The Committee also approved a personal achievement rating schedule for the participants in the bonus plan. These awards are reflected in the Summary Compensation Table.

Respectfully submitted,

Compensation Committee

James A. Buzard (Chairman)
Robert J. Ready
Gary P. Kreider

PRINCIPAL SHAREHOLDER

The following person is the only shareholder known by the Company to own beneficially 5% or more of its outstanding Common Stock as of December 1, 2000:

                                                             Amount and Nature of                           Percent
  Name of Beneficial Owner                                   Beneficial Ownership                          of Class
  ------------------------                                   --------------------                          --------
                                                                        4,619,261
  William J. Motto                                                                                            31.6%

The business address of Mr. Motto is 3471 River Hills Drive, Cincinnati, Ohio 45244.

The shares of Common Stock reported as beneficially owned by Mr. Motto include 613,117 shares held by his three children as trustees of various trusts, 51,646 shares held by the William J. Motto Family Charitable Remainder Unitrust and 15,000 shares subject to options exercisable within 60 days.

DIRECTORS AND EXECUTIVE OFFICERS

This table lists the executive officers and directors of Meridian and shows how much common stock each owned on December 1, 2000.

                                                                                                  Common Stock
        Name and Age                        Position                 Beneficially Owned
        ------------                        --------
                                                                     Amount1                         Percentage2
                                                                     ------                          -----------

William J. Motto              Chairman of the Board of Directors,
59                            Chief Executive Officer                         4,619,2612                 31.6%
John A. Kraeutler             President, Chief Operating Officer
52                            and Director                                       212,467                  1.4%
Antonio A. Interno3
50                            Senior Vice President                              372,585                  2.5%
Richard L. Eberly4            Executive Vice President, Sales,
39                            Marketing  and Operations                           22,125                     *
Kenneth J. Kozak5             Vice President, Research and
46                            Development                                          3,659                     *
James A. Buzard, Ph.D.6
73                            Director                                            24,076                     *
Gary P. Kreider6
62                            Director                                           39,9017                     *
Robert J. Ready6
60                            Director                                            26,781                     *
David C. Phillips
62                            Director                                            1,0008                    *
                                                                               ---------               ------

All Executive Officers and                                                     5,321,855                35.6%
Directors as a Group
  Includes options exercisable within 60 days from Mr. Motto of 15,000 shares, Mr. Kraeutler of 210,273 shares, Mr. Interno of 58,616 shares, Mr. Eberly of 22,025 shares, Mr. Kozak of 3,350 shares, Mr. Buzard of 22,824 shares, Mr. Kreider of 16,221 shares, and Mr. Ready of 20,318 shares.
  See description of Common Stock ownership contained under "Principal Shareholder."
  Antonio A. Interno was appointed as a Vice President in August 1991 and appointed a Senior Vice President in September 1997. He has been Managing Director of the Company’s European subsidiary, Meridian Diagnostics Europe since February 1990. Prior to that time, he was the marketing manager for Diagnostics International Distribution SPA, a major Italian diagnostics distributor.
  Richard L. Eberly was appointed Vice President of Sales and Marketing on January 10, 1997 and appointed an Executive Vice President in May 2000. He has over 12 years of experience in the medical diagnostic industry and joined the Company in January 1995. Prior to his appointment to Vice President of Sales and Marketing, Mr. Eberly served as the Director of Sales for the Company. Before joining Meridian he held key sales and marketing positions at Abbott Diagnostics.
  Kenneth J. Kozak joined the Company in October 1987 and was appointed Vice President, Research and Development, on May 17, 1999. Prior to this appointment, Mr. Kozak served as Director of Product Development for the Company. Before joining Meridian, Mr. Kozak held a variety of positions at the University of Cincinnati College of Medicine.
  Audit Committee Member and Compensation Committee Member.
  Includes 145 shares held directly by his wife and 9,364 shares held by trusts of which Mr. Kreider is trustee and a beneficiary. Also includes Meridian debentures convertible into 1,615 shares.
  Shares held by family trust.

* Less than one percent.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership. Mr. Motto filed his Form 5 with the Securities and Exchange Commission one day past due its November 14, 2000 filing deadline. Based on a review of the copies of such other forms received by it, the Company believes that during the last fiscal year, all of its executive officers, directors and ten percent stockholders complied with the Section 16 reporting requirements except as noted above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Gary P. Kreider, who is a member of the Compensation Committee, is a senior partner of Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio, a law firm that provided legal services to Meridian in fiscal 2000.

SUMMARY COMPENSATION TABLE

                                                                      Annual Compensation
                                          -----------------------------------------------------------------------------
                                                                                         Securities         All Other
                                                                                                                     -
Name and                                                                                 Underlying
Principal Position                                 Year         Salary         Bonus        Options  Compensation1
------------------                                 ----         ------         -----        -------  -------------

William J. Motto                                   2000      $ 371,000     $ 104,344         20,000           $ 43,908
Chairman of the Board of Directors,                1999        355,000       144,813              -             41,139
Chief Executive Office                             1998        338,000             -              -             29,312

John A. Kraeutler                                  2000      $ 280,400      $ 75,544         50,000           $ 31,401
President, Chief Operating Officer                 1999        257,000       111,738         50,000             24,121
                                                   1998        245,000             -         50,000             15,635

Antonio A. Interno                                 2000      $ 200,000      $ 39,621         15,000           $ 16,200
Senior Vice President, Managing                    1999        210,000        59,527              -                  -
Director MDE                                       1998        200,000             -          7,000                  -

Richard L. Eberly                                  2000      $ 170,000      $ 43,594         10,000           $ 34,461
Executive Vice President, Sales,                   1999        116,000        64,150          7,500             18,362
Marketing and Operations                           1998        110,000         9,400         10,500              9,719

Kenneth J. Kozak                                   2000      $ 109,700      $ 30,853              -           $ 23,589
Vice President, Research and Development
  Amounts accrued under the Company’s Savings and Investment Plan. Also includes certain education related expenses, professional fees and car allowances, as well as premiums paid under the Company’s Split-Dollar Insurance Program. Under this Program, the Company has purchased insurance policies on the lives of Mr. Motto, Mr. Kraeutler, Mr. Eberly and Mr. Kozak. These individuals are responsible for a portion of the premiums and the Company pays the remainder. Upon the death of any of these individuals, the Company will receive that portion of the benefits paid that equals the premiums paid by the Company on the respective policy. The beneficiary named by the decedent will receive the remainder of the death benefits. The premiums paid to the insurer under these policies for the fiscal years ended September 2000, 1999 and 1998 were $11,182, $10,411, and $15,033, respectively, for Mr. Motto; $7,422, $7,058, and $5,791, respectively, for Mr. Kraeutler; $2,487, $755, and $596, respectively, for Mr. Eberly; and $13,211 for Mr. Kozak for the fiscal year ended September 30, 2000.

Todd Motto, the adult son of William J. Motto, is Director International Marketing - MDE at Meridian. Todd Motto received $83,196 in compensation for fiscal 2000.

OPTION GRANTS IN LAST FISCAL YEAR
                                              % of Total
                                Number of        Options                                    Potential Realized Value
                               Securities     Granted to                                           at Assumed Annual
                               Underlying      Employees                                              Rates of Price
                                  Options     in Fiscal   Exercise Price     Expiration                 Appreciation
                                                       -                     -----------
          Names                   Granted           2000   ($/Per Share)            Date             for Option Term
          -----                   -------           ----   -------------            ----             ---------------

                                                                                                    5%           10%
                                                                                                    --           ---
Willam J. Motto                    20,000          12.5%          $8.663        11/18/04     $ 282,206     $ 449,366
John A. Kraeutler                  50,000          31.3%           7.875        11/18/09       641,377     1,021,286
Antonio A. Interno                 15,000           9.4%           7.875        11/18/09       192,413       306,386
Kenneth J. Kozak                        -              -               -               -             -             -
Richard L. Eberly                  10,000           6.3%           7.875        11/18/09       128,275       204,257
-----------------------------------------------------------------------------------------------------------------------------

FISCAL 2000 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                          Number of Securities          Value of Unexercised
                                                                        Underlying Unexercised       In-the-Money Options at
                                                                             Options at FY-End                        FY-End
                             Shares Acquired
                             ---------------
          Name                   on Exercise      Value Realized      Exercisable/Unexercisale  Exercisable/Unexercisable
          ----                   -----------      --------------      ------------------------  -------------------------
                                           -                   -               15,000 / 15,000                     $ - / $ -
William J.  Motto
                                           -                   -              210,273 / 91,800              331,700 / 28,125
John A.  Kraeutler
                                     154,702         $ 1,027,253               58,616 / 13,500                    75,914 / -
Antonio A.  Interno
                                           -                   -               22,025 / 16,500                 4,519 / 8,072
Richard L. Eberly
Kenneth J. Kozak                         309               $ 640                 3,350 / 7,000                   718 / 2,153

PERFORMANCE GRAPHPERFORMANCE GRAPH

         The following graph shows the yearly percentage change in Meridian's cumulative total shareholder return on its Common Stock as measured by dividing the sum of (A) the cumulative amount of dividends, assuming dividend reinvestment during the periods presented and (B) the difference between Meridian's share price at the end and the beginning of the periods presented; by the share price at the beginning of the periods presented with the Wilshire 5000 Equity Index and a Peer Group Index. The Peer Group consists of Biomerica, Inc., Biosite Diagnostics, Inc., Diagnostic Products Corp., Hemagen Diagnostics, Inc., Hycor Biomedical, Inc., Idexx Laboratories Corp., Neogen Corp., Quidel Corp., Sybron International and Trinity Biotech Plc.

SHAREHOLDER PROPOSALS FOR NEXT YEARSHAREHOLDER PROPOSALS FOR NEXT YEAR

        The deadline for shareholder proposals to be included in the Proxy Statement for next year’s meeting is August 19, 2001.

        The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company’s Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2002 Annual Shareholders’ Meeting, it must be received prior to November 3, 2001. If there is a change in the anticipated date of next year’s annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

        Meridian’s Code of Regulations provides that only persons nominated by an officer, director or in writing by a shareholder at least five days prior to the meeting at which directors are to be selected shall be eligible for election.

QUESTIONS?

        If you have questions or need more information about the annual meeting, write to:

                Melissa Lueke, Acting Secretary
                Meridian Diagnostics, Inc. dba Meridian Bioscience, Inc.
                3471 River Hills Drive
                Cincinnati, Ohio 45244

                 or call us at (513) 271-3700.

For information about your record holdings call the Fifth Third Bank Shareholder Services at 1-800-837-2755.

TABLE OF CONTENTS                                                           Page

AUDIT COMMITTEE CHARTER...............................................APPENDIX I
APPENDIX 1
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MERIDIAN DIAGNOSTICS, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER
I. PURPOSE

              The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the company’s policies, procedures and practices at all levels. The Audit Committee shall:

              Serve as an independent and objective party to monitor the corporation’s financial reporting process and internal control system.

              Review and appraise the audit efforts of the Corporation's independent public accountants and any internal auditing efforts.

              Provide an open avenue of communication among the independent public accountants, financial and senior management, any internal auditing efforts, and the Board of Directors.

              The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors. All members of the Committee shall have a working familiarity with basic finance and accounting practices. At least one member of the Committee shall have had past employment experience in finance or accounting or a professional certification in accounting or comparable experience or background which results in that individual possessing financial sophistication.

             The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee shall designate a Chair.

III MEETINGS

        The Committee shall meet at least four times annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director or coordinator of any internal auditing efforts, if applicable, or the chief financial officer and the independent public accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed independently. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financials. The Committee shall maintain minutes of its meetings and activities.

IV RESPONSIBILITIES AND DUTIES

              To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

  Review and update this Charter annually.

  Review the organization’s annual financial statements, press releases, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants. This information should be sent to the Committee at least 24 hours before release.

Independent Accountants

  Recommend to the Board of Directors the selection of the independent public accountants, consider independence and effectiveness, and approve the fees and other compensation to be paid to the independent public accountants. On an annual basis, the Committee should ensure the receipt from the independent public accountants of their formal written statement delineating all relationships between them and the Corporation. The Committee shall, as appropriate, also discuss with the auditor any undisclosed relationships or non-accounting services rendered to the Corporation or any of its affiliates that could impact the objectivity and independence of the independent public accountants, and take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

  Evaluate the performance of the independent public accountants and approve any proposed discharge and hiring of the independent public accountants when circumstances warrant.

  Periodically consult with the independent public accountants out of the presence of management about internal controls, the fullness and accuracy of the organization’s financial statements, and the adequacy/capability of financial staff given the business and changes in operations.

  Review with the independent public accountants and the coordinator of any internal audit efforts the coordination of audit work to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

Financial Reporting Processes

  Meet with the independent accountants and the appropriate company financial staff to plan the scope of each audit prior to commencement of each audit process.

  In consultation with the independent public accountants and any internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

  Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

  Advise financial management and the independent public accountant that they are expected to provide a timely analysis of significant current financial reporting issues and practices. Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants, management, or any internal auditing efforts as developed by the Committee.

  Continue the process of reporting to the Audit Committee by each of management and the independent public accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

Process Improvement

  Following completion of the annual audit, review separately with each of management and the independent public accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  Review and appraise any significant disagreement among management and the independent public accountants in connection with the preparation of the financial statements.

  Consider and review with the independent public accountant and the coordinator of any internal audit efforts:

  The adequacy of the Corporation's internal controls including computerized information system controls and security.

  Related findings and recommendations of the independent public accountant and the coordinator of any internal audit efforts together with management’s responses.

  Review with the independent public accountants, the coordinator of any internal auditing efforts and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time after implementation of changes or improvements, as decided by the Committee.

  Review specifically all repeat audit points and recommendations not implemented from prior audits.

Ethical and Legal Compliance

  Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

  Review management’s monitoring of the Corporation’s compliance with the organization’s Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

  Review activities, organizational structure, and qualifications of any audit efforts.

  Review, with the organization’s counsel, legal compliance matters including, without limitation, corporate securities trading and foreign corrupt practices act policies.

  Review with the organization's counsel, any legal or regulatory matter that could have a significant impact on the organization's financial statements.

  Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Footnote:

        The following items are not included above which the Committee may want to consider:

        (1) Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent public accountant.

        (2) Prepare a letter for inclusion in the annual report that describes the Committee’s composition and responsibilities, and how they were discharged.

MERIDIAN DIAGNOSTICS, INC. dba MERIDIAN BIOSCIENCE, INC.

PROXY FOR ANNUAL MEETING

        The undersigned hereby appoints WILLIAM J. MOTTO and MELISSA LUEKE, or either of them, proxies of the undersigned, each with the power of substitution, to vote cumulatively or otherwise all shares of Common Stock which the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Meridian Diagnostics, Inc. to be held on January 23, 2001 at 3:00 P.M. Eastern Time at The Phoenix, 812 Race Street, Cincinnati, Ohio or any adjournment of such Annual Meeting.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.       Authority to elect as directors the six  nominees listed below.

                                               FOR _______                          WITHHOLD AUTHORITY _______

                   JAMES A. BUZARD, JOHN A. KRAEUTLER, GARY P. KREIDER, WILLIAM J. MOTTO, DAVID C. PHILLIPS,  AND ROBERT J. READY

                   WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD
                                                                                           ----------------------------------------------------------------------

2.       To amend the Articles of Incorporation to change the Company's name to Meridian Bioscience, Inc.

                                    FOR _______                    AGAINST _______                   ABSTAIN _________

3.       To amend the 1996 Stock Option Plan .

                                    FOR _______                    AGAINST _______                   ABSTAIN _________

4.       To ratify the appointment of Arthur Andersen LLP as independent public accountants for fiscal 2001.

                                               FOR _______                    AGAINST _______                   ABSTAIN _________

                   THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.

                                                 (This proxy is continued and is to be signed on the reverse side)

Date                                                              ,
     -------------------------------------------------------------    ----------

______________________________________________________________
--------------------------------------------------------------

______________________________________________________________
--------------------------------------------------------------
Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

__________

MERIDIAN DIAGNOSTICS, INC.

1996

Stock Option Plan

Amended and Restated Effective January 22, 1999

ARTICLE 1

OBJECTIVES

        Meridian Diagnostics, Inc. established this Stock Option Plan effective November 14, 1995 and amended and restated it effective January 22, 1999 as an incentive to the attraction and retention of dedicated and loyal employees of outstanding ability, to stimulate the efforts of such persons in meeting the Company’s objectives and to encourage ownership of the Company’s Common Stock by employees.

ARTICLE 2

DEFINITIONS

        2.1     For purposes of the Plan the following terms shall have the definition which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

  “Code” means the Internal Revenue Code of 1986.

  The “Company” means Meridian and any subsidiary of Meridian, as the term "subsidiary" is defined in Section 424(f) of the Code.

  “Date of Exercise” means the date on which the Company has received a written notice of exercise of an Option, in such form as is acceptable to the Committee, and full payment of the purchase price.

  “Date of Grant” means the date on which the Committee makes an award of an Option.

  “Eligible Employee” means any individual who performs services for the Company and is treated as an employee for federal income tax purposes.

  “Fair Market Value” means the last sale price reported on any stock exchange or over-the-counter trading system on which Shares are trading on the last trading day prior to a specified date or, if no last sales price is reported, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining Fair Market Value under either method prescribed in the previous sentence.

  “Incentive Stock Option” shall have the same meaning as given to that term by Section 422 of the Code.

  “Nonqualified Stock Option” means any Option granted under the Plan which is not considered an Incentive Stock Option.

  “Option” means the right to purchase a stated number of Shares at a specified price. The option may be granted to an Eligible Employee subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate. Each Option shall be designated by the Committee to be either an Incentive Stock Option or a Nonqualified Stock Option.

  “Option Price” means the purchase price per Share subject to an Option and shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant in the case of an Incentive Stock Option.

  “Permanent and Total Disability” shall mean any medically determinable physical or mental impairment rendering an individual unable to engage in any substantial gainful activity, which disability can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

  “Plan” means this 1996 Stock Option Plan as it may be amended from time to time.

  “Share” means one share of the Common Stock, no par value, of the Company.

ARTICLE 3

ADMINISTRATION

        3.1      The Plan shall be administered by a committee designated by the Board of Directors of the Company. The Committee shall be composed solely of directors each of whom shall be (i) a “non-employee director” as defined under Rule 16b-3 of the Securities and Exchange Act of 1934 (the “Act”) and (ii) an “outside director” to the extent required by Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

        Actions shall be taken by a majority of the Committee.

        3.2      Except as specifically limited by the provisions of the Plan, the Committee in its discretion shall have the authority to:

  Determine which Eligible Employees shall be granted Options;

  Determine the number of Shares which may be subject to each Option;

  Determine the Option Price;

  Determine the term of each Option;

  Determine whether each Option is an Incentive Stock Option or Nonqualified Stock Option;

  Interpret the provisions of the Plan and decide all questions of fact arising in its application; and

  Prescribe such rules and procedures for Plan administration as from time to time it may deem advisable.

        3.3      Any action, decision, interpretation or determination by the Committee with respect to the application or administration of this Plan shall be final and binding upon all persons, and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Options.

        3.4      No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Option granted hereunder, and to the extent permitted by law, all members shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action.

ARTICLE 4

SHARES SUBJECT TO PLAN

        4.1      The Shares that may be made subject to Options granted under the Plan shall not exceed 700,000 Shares in the aggregate. Except as provided in Section , upon lapse or termination of any Option for any reason without being completely exercised, the Shares which were subject to such Option may again be subject to other Options.

        4.2     The maximum number of Shares with respect to which options may be granted to any employee during each fiscal year of the Company is 50,000 Shares. If an Option is cancelled, it continues to be counted against the maximum number of Shares for which Options may be granted to an employee. If an Option is repriced, the transaction is treated as a cancellation of the Option and a grant of a new Option.

ARTICLE 5

GRANTING OF OPTIONS

        Subject to the terms and conditions of the Plan, the Committee may, from time to time prior to November 14, 2005, grant Options to Eligible Employees on such terms and conditions as the Committee may determine. More than one Option may be granted to the same Eligible Employee.

ARTICLE 6

TERMS OF OPTIONS

        6.1      Subject to specific provisions relating to Incentive Stock Options set forth in Article , each Option shall be for a term of from one to ten years from the Date of Grant and may not be exercised during the first twelve months of the term of said Option. Commencing on the first anniversary of the Date of Grant of an Option, the Option may be exercised for 25% of the total Shares covered by the Option with an additional 25% of the total Shares covered by the Option becoming exercisable on each succeeding anniversary until the Option is exercisable to its full extent. This right of exercise shall be cumulative and shall be exercisable in whole or in part. The Committee in its sole discretion may permit particular holders of Options to exercise an Option to a greater extent than provided herein. The Committee may establish a different exercise schedule and impose other conditions upon exercise for any particular Option or groups of Options.

        6.2     The holder of an Option must remain continuously in the service of the Company as an employee for a period of at least twelve months. Nothing contained in this Plan or in any Option granted pursuant to it shall confer upon any employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate employment at any time. So long as a holder of an Option shall continue to be an employee of the Company, the Option shall not be affected by any change of the employee’s duties or position.

        6.3     If the grantee of an Option dies or becomes subject to a Permanent and Total Disability either while employed by the Company, or within 90 days following termination of employment for any reason other than cause, or if such grantee retires after age 55 through a plan of retirement acceptable to Meridian, all Options granted to such person shall become fully vested and immediately exercisable as of the date of termination of employment.

        6.4     In the event of the dissolution or liquidation of Meridian or any merger, other than a merger for the purpose of the redomestication of Meridian and not involving a change in control, consolidation, exchange or other transaction in which Meridian is not the surviving corporation or in which the outstanding Shares of Meridian are converted into cash, other securities or other property, each outstanding Option shall automatically become fully vested and fully exercisable immediately prior to such event. Thereafter the holder of each such Option shall, upon exercise of the Option, receive, in lieu of the stock or other securities and property receivable upon exercise of the Option prior to such transaction, the stock or other securities or property to which such holder would have been entitled upon consummation of such transaction if such holder had exercised such Option immediately prior to such transaction.

ARTICLE 7

EXERCISE OF OPTIONS

        7.1     Any person entitled to exercise an Option in whole or in part, may do so by delivering a written notice of exercise to the Company, attention Corporate Secretary, at its principal office. The written notice shall specify the number of Shares for which an Option is being exercised and the grant date of the option being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased.

        7.2      An Option may also be exercised by delivering a written notice of exercise to Meridian, Attention Corporate Secretary, accompanied by irrevocable instructions to deliver shares to a broker-dealer and a copy of irrevocable instructions to the broker-dealer to deliver the Option Price to Meridian.

ARTICLE 8

PAYMENT OF OPTION PRICE

        Payment of the Option Price may be made in cash, by the tender of previously owned Shares which have been owned at least six months and which have a Fair Market Value equal to the purchase price on the date of exercise or by any combination of cash and such Shares.

ARTICLE 9

INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

        9.1      The Committee in its discretion may designate whether an Option is to be considered an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same individual. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option.

        9.2     Any option designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Options granted under the Plan. In addition, the Incentive Stock Option shall be subject to the following specific provisions:

     At the time the Incentive Stock Option is granted, if the Eligible Employee owns, directly or indirectly, stock representing more than 10% of (i) the total combined voting power of all classes of stock of the Company, or (ii) a corporation that owns 50% or more of the total combined voting power of all classes of stock of the Company, then:

                  (i) The Option Price must equal at least 110% of the Fair Market Value on the Date of Grant; and

                  (ii) The term of the Option shall not be greater than five years from the Date of Grant.

  The aggregate Fair Market Value of Shares (determined at the Date of Grant) with respect to which Incentive Stock Options are exercisable by an Eligible Employee for the first time during any calendar year under this Plan or any other plan maintained by the Company shall not exceed $100,000.

        9.3     If any Option is not granted, exercised, or held pursuant to the provisions noted immediately above, it will be considered to be a Nonqualified Stock Option to the extent that the grant is in conflict with these restrictions.

ARTICLE 10

TRANSFERABILITY OF OPTION

        During the lifetime of an Eligible Employee to whom an Option has been granted, such Option is not transferable voluntarily or by operation of law and may be exercised only by such individual. Upon the death of an Eligible Employee to whom an Option has been granted, the Option may be transferred to the beneficiaries or heirs of the holder of the Option by will or by the laws of descent and distribution.

        Notwithstanding the above, the Committee may, with respect to particular Nonqualified Stock Options, establish or modify the terms of the Option to allow the Option to be transferred at the request of the grantee of the Option to trusts established by the grantee or as to which the grantee is a grantor or to family members of the grantee or otherwise for personal and tax planning purposes of the grantee. If the Committee allows such transfer, such Options shall not be exercisable for a period of six months following the action of the Committee.

ARTICLE 11

TERMINATION OF OPTIONS

       11.1 An Option will terminate as follows:

  Upon exercise or expiration by its terms.

  Except as provided below in this Subsection , upon termination of employment for reasons other than cause, the then-exercisable portion of any Option will terminate on the 90th day after the date of termination. The portion not then exercisable will terminate on the date of termination of employment. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment.

  If an Eligible Employee holding an Option dies or becomes subject to a Permanent and Total Disability either while employed by the Company, or within 90 days following termination of employment for any reason other than cause,such Option may be exercised at any time within one year after the date the employment of such Eligible Employee terminated, by the estate or guardian of such person or by those persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

  Options shall terminate immediately if employment is terminated for cause or by voluntary action of the grantee without the consent of Meridian. Cause is defined as including, but not limited to, theft of or intentional damage to Company property, intentional harm to the Company’s reputation, material breach of the optionee’s duty of fidelity to the Company, the use of illegal drugs, the commission of a criminal act, willful violation of Company policy, or trading in securities of the Company for personal gain based on knowledge of the Company’s activities or results when such information is not available to the general public.

  If an Eligible Employee holding an Option violates any terms of any written employment, confidentiality or noncompetition agreement between the Company and the Eligible Employee, all existing options held by such Employee will terminate. In addition, if at the time of such violation the Employee has exercised Options but has not received certificates for the shares to be issued, the Company may void the Option and its exercise. Any such actions by the Company shall be in addition to any other rights or remedies available to the Company in such circumstances.

  If the grantee of a Nonqualified Stock Option retires after age 55 through a plan of retirement acceptable to Meridian, such Option may be exercised at any time within two years after the date of termination of employment.

  The Committee, in its discretion, may as to any particular outstanding Nonqualified Stock Option or upon the grant of any Nonqualified Stock Option, establish terms and conditions which are different from those otherwise contained in this Article , by, without limitation, providing that upon termination of employment for any designated reason, vesting may occur in whole or in part at such time and that such Option may be exercised for any period during the remaining term of the Option.

        11.2     Except as provided elsewhere herein, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Eligible Employee, or his beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated. In addition, notwithstanding anything contained herein, no option may be exercised in any event after the expiration of ten years from the date of grant of such option.

ARTICLE 12

ADJUSTMENTS TO SHARES AND OPTION PRICE

        12.1     In the event of changes in the outstanding Common Stock of the Company as a result of stock dividends, splitups, recapitalizations, combinations of Shares or exchanges of Shares, the number and class of Shares for all purposes covered by the Plan and number and class of Shares and price per Share for each Option and each outstanding Option covered by the Plan shall be correspondingly adjusted by the Committee.

        12.2     The Committee shall make appropriate adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

        12.3     In the event of the dissolution or liquidation of the Company or any merger, other than a merger for the purpose of the redomestication of Meridian which does not involve a change in control, consolidation, exchange or other transaction in which the Company is not the surviving corporation or in which the outstanding Shares of the Company are converted into cash, other securities or other property, each outstanding Option shall automatically become fully vested and fully exercisable immediately prior to such event. Thereafter, the holder of each such Option shall, upon exercise of the Option, receive, in lieu of the stock or other securities and property receivable upon exercise of the Option prior to such transaction, the stock or other securities or property to which such holder would have been entitled upon consummation of such transaction if such holder had exercised such Option immediately prior to such transaction.

        12.4     All outstanding Options shall become immediately exercisable in full if a change in control of the Company occurs. For purposes of this Agreement, a “change in control of the Company” shall be deemed to have occurred if (a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or William J. Motto becomes the “beneficial owner,” as defined in Rule 13d-3 under the Act, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; or (b) during any period of one year (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

ARTICLE 13

OPTION AGREEMENTS

        13.1     All Options granted under the Plan shall be evidenced by a written agreement in such form or forms as the Committee in its sole discretion may determine.

        13.2     Each optionee, by acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on the optionee’s own behalf and on behalf of the optionee’s heirs, assigns and legal representatives, by all terms and conditions of this Plan.

ARTICLE 14

AMENDMENT OR DISCONTINUANCE OF PLAN

        14.1     The Board of Directors of the Company may at any time amend, suspend, or discontinue the Plan; provided, however, that no amendments by the Board of Directors of the Company shall, without further approval of the shareholders of the Company:

  Change the definition of Eligible Employees;

  Except as provided in Articles and hereof, increase the number of Shares which may be subject to Options granted under the Plan.

  Cause the Plan or any Option granted under the Plan to fail to (i) be excluded from the $1 million deduction limitation imposed by Section 162(m) of the Code, or (ii) qualify as an “Incentive Stock Option” as defined by Section 422 of the Code.

        14.2     No amendment or discontinuance of the Plan shall alter or impair any Option granted under the Plan without the consent of the holder thereof.

ARTICLE 15

EFFECTIVE DATE

        This Plan became effective January 25, 1996, having been approved by the affirmative vote of the holders of a majority of the shares of Capital Stock of the Company voting on the issue. The amendment and restatement to the Plan became effective January 21, 1999 upon approval by a majority of the outstanding shares of Common Stock of the Company voting on the Plan.

ARTICLE 16

MISCELLANEOUS

        16.1     Nothing contained in this Plan or in any action taken by the Board of Directors or shareholders of the Company shall constitute the granting of an Option. An Option shall be granted only at such time as a written Option shall have been executed and delivered to the respective employee and the employee shall have executed an agreement respecting the Option in conformance with the provisions of the Plan.

        16.2     Certificates for Shares purchased through exercise of Options will be issued in regular course after exercise of the Option and payment therefor as called for by the terms of the Option but in no event shall the Company be obligated to issue certificates more often than once each quarter of each fiscal year. No persons holding an Option or entitled to exercise an Option granted under this Plan shall have any rights or privileges of a shareholder of the Company with respect to any Shares issuable upon exercise of such Option until certificates representing such Shares shall have been issued and delivered. No Shares shall be issued and delivered upon exercise of an Option unless and until the Company, in the opinion of its counsel, has complied with all applicable registration requirements of the Securities Act of 1933 and any applicable state securities laws and with any applicable listing requirements of any national securities exchange on which the Company securities may then be listed as well as any other requirements of law.

        16.3     This Plan shall continue in effect until the expiration of all Options granted under the Plan unless terminated earlier in accordance with Article ; provided, however, that it shall otherwise terminate ten years after the Effective Date.